CNA Financial Corporation

Supplemental Financial Information

March 31, 2012

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

CNA Financial Corporation
Table of Contents
March 31, 2012

CNA Financial Corporation
Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its controlled subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes CNA Specialty and CNA Commercial.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution (A&EP). Intersegment eliminations are also included in this segment.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N to the Consolidated Financial Statements within the 2011 Form 10-K for further discussion of this measure.

•
In evaluating the results of CNA Specialty and CNA Commercial, management utilizes the combined ratio, the loss ratio, the expense ratio and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 14 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

•
Limited partnerships are a relatively small portion of CNA's overall investment portfolio. The majority of our limited partnership investments employ hedge fund strategies that generate returns through investing in securities that are marketable while engaging in various management techniques primarily in public fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

•	FY = Full Year

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts
The Company has adjusted its previously reported financial information to reflect a retrospective change in accounting guidance for deferred acquisition costs. Financial information included herein gives effect to this adjustment. Total CNA stockholders' equity at December 31, 2011 was reduced by $69 million and Book value per common share decreased $0.26. For the three months ended March 31, 2011, the impacts of adopting the new accounting standard were a $0.01 decrease in earnings per share, and a 0.1% decrease in Net operating income (loss) from continuing operations attributable to CNA return on equity.

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CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

THREE MONTHS ENDED MARCH 31			Fav / (Unfav)
(In millions)	2012	2011	% Change
STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,649	$1,615	2%
Net investment income	648	620	5
Net realized investment gains (losses), net of participating policyholders' interests:
Other-than-temporary impairment (OTTI) losses	(15)	(20)	25
Portion of OTTI recognized in Other comprehensive income (loss)	(12)	(21)	43
Net OTTI losses recognized in earnings	(27)	(41)	34
Other net realized investment gains (losses)	63	54	17
Net realized investment gains (losses), net of participating policyholders' interests	36	13	177
Other revenues	68	67	1
Total revenues	2,401	2,315	4
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,381	1,364	(1)
Amortization of deferred acquisition costs	295	297	1
Other operating expenses	319	277	(15)
Interest	42	46	9
Total claims, benefits and expenses	2,037	1,984	(3)
Income (loss) from continuing operations before income tax	364	331	10
Income tax (expense) benefit	(114)	(101)	(13)
Income (loss) from continuing operations, net of tax	250	230	9
Income (loss) from discontinued operations, net of tax	—	(1)	N/M
Net income (loss)	250	229	9
Net (income) loss attributable to noncontrolling interests	—	(9)	N/M
Net income (loss) attributable to CNA	$250	$220	14%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss) Attributable to CNA Common Stockholders, Per Share Data and Return on Equity

THREE MONTHS ENDED MARCH 31
(In millions, except per share data)	2012	2011
COMPONENTS OF INCOME (LOSS) ATTRIBUTABLE TO CNA COMMON STOCKHOLDERS
Net operating income (loss) from continuing operations attributable to CNA common stockholders	$226	$213
Net realized investment gains (losses) attributable to CNA common stockholders	24	8
Income (loss) from continuing operations attributable to CNA common stockholders	250	221
Income (loss) from discontinued operations attributable to CNA common stockholders	—	(1)
Income (loss) attributable to CNA common stockholders	$250	$220

BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE
Net operating income (loss) from continuing operations attributable to CNA common stockholders	$0.84	$0.79
Net realized investment gains (losses) attributable to CNA common stockholders	0.09	0.03
Income (loss) from continuing operations attributable to CNA common stockholders	0.93	0.82
Income (loss) from discontinued operations attributable to CNA common stockholders	—	—
Basic and diluted earnings (loss) per share attributable to CNA common stockholders	$0.93	$0.82

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.3	269.2
Diluted	269.7	269.5

RETURN ON EQUITY
Net income (loss) attributable to CNA (1)	8.5%	8.0%
Net operating income (loss) from continuing operations attributable to CNA (2)	8.1	8.0
(1) Annualized net income (loss) attributable to CNA divided by the average CNA stockholders' equity including accumulated other comprehensive income/loss (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) from continuing operations attributable to CNA divided by the average CNA stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except share data)	March 31, 2012	December 31, 2011
Total assets	$56,007	$55,110
Insurance reserves	37,714	37,554
Debt	2,609	2,608
Total liabilities	44,026	43,622
Accumulated other comprehensive income (loss)	764	480
Total CNA stockholders' equity	11,981	11,488

Book value per common share	$44.48	$42.66
Book value per common share excluding AOCI	$41.64	$40.88

Outstanding shares of common stock (in millions of shares)	269.4	269.3

THREE MONTHS ENDED MARCH 31 (In millions)	2012	2011
Net cash flows provided (used) by operating activities	$312	$112
Net cash flows provided (used) by investing activities	(287)	(74)
Net cash flows provided (used) by financing activities	(42)	(36)
Net cash flows provided (used) by operating, investing and financing activities	$(17)	$2

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED MARCH 31, 2012 (In millions)	CNA Specialty	CNA Commercial	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,840	$11,509	$18,349	$2,825	$3,129	$24,303
Ceded	817	1,119	1,936	546	2,538	5,020
Net	6,023	10,390	16,413	2,279	591	19,283

Net incurred claim & claim adjustment expenses	468	568	1,036	185	7	1,228
Net claim & claim adjustment expense payments	(415)	(672)	(1,087)	(137)	(32)	(1,256)
Foreign currency translation adjustment and other	14	12	26	11	(2)	35

Claim & claim adjustment expense reserves, end of period
Net	6,090	10,298	16,388	2,338	564	19,290
Ceded	830	1,124	1,954	537	2,422	4,913
Gross	$6,920	$11,422	$18,342	$2,875	$2,986	$24,203

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Consolidated

	March 31, 2012		December 31, 2011
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$21,288	$1,952	$20,884	$1,792
States, municipalities and political subdivisions:
Tax-exempt	6,127	391	5,731	277
Taxable	4,056	558	4,051	487
Total states, municipalities and political subdivisions	10,183	949	9,782	764
Asset-backed: (1)(2)
Agency RMBS	4,341	119	4,185	130
Prime RMBS	844	(41)	718	(89)
Sub-prime RMBS	266	(34)	330	(34)
Alt-A RMBS	543	(8)	542	(18)
Total RMBS	5,994	36	5,775	(11)
Agency CMBS	81	2	82	3
Other CMBS	1,248	30	1,272	(14)
Total CMBS	1,329	32	1,354	(11)
Other ABS	1,039	17	955	9
Total asset-backed	8,362	85	8,084	(13)
U.S. Treasury and obligations of government-sponsored enterprises	236	12	493	14
Foreign government	655	21	636	28
Redeemable preferred stock	113	8	58	7
Total fixed maturity securities	40,837	3,027	39,937	2,592
Equities	298	20	304	16
Limited partnership investments	2,400	—	2,245	—
Other invested assets	11	—	12	—
Mortgage loans	281	—	234	—
Short term investments	1,638	—	1,641	—
Total investments	$45,465	$3,047	$44,373	$2,608

Net receivable/(payable)	$(175)	$—	$45	$—
(1) Agency RMBS and CMBS include securities issued or guaranteed, or collateralized by assets or securities issued or guaranteed, by U.S. government agencies or government-sponsored enterprises.
(2) The exposure to sub-prime residential mortgage (sub-prime) collateral and Alternative A residential mortgages that have lower than normal standards of loan documentation (Alt-A) collateral is measured by the original deal structure.

RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Property & Casualty and Corporate & Other Non-Core

	March 31, 2012		December 31, 2011
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,591	$792	$13,190	$620
States, municipalities and political subdivisions:
Tax-exempt	2,289	122	2,204	116
Taxable	2,443	286	2,445	236
Total states, municipalities and political subdivisions	4,732	408	4,649	352
Asset-backed:
Agency RMBS	4,093	112	3,981	122
Prime RMBS	766	(39)	635	(78)
Sub-prime RMBS	252	(33)	316	(32)
Alt-A RMBS	484	(6)	483	(15)
Total RMBS	5,595	34	5,415	(3)
Agency CMBS	81	2	82	3
Other CMBS	1,059	19	1,087	(21)
Total CMBS	1,140	21	1,169	(18)
Other ABS	1,001	14	913	6
Total asset-backed	7,736	69	7,497	(15)
U.S. Treasury and obligations of government-sponsored enterprises	213	4	469	5
Foreign government	650	20	631	27
Redeemable preferred stock	61	1	7	1
Total fixed maturity securities	26,983	1,294	26,443	990
Equities	111	18	105	18
Limited partnership investments	2,400	—	2,245	—
Other invested assets	11	—	12	—
Mortgage loans	261	—	214	—
Short term investments	1,450	—	1,509	—
Total investments	$31,216	$1,312	$30,528	$1,008

Net receivable/(payable)	$(136)	$—	$50	$—

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Life & Group Non-Core

	March 31, 2012		December 31, 2011
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$7,697	$1,160	$7,694	$1,172
States, municipalities and political subdivisions:
Tax-exempt	3,838	269	3,527	161
Taxable	1,613	272	1,606	251
Total states, municipalities and political subdivisions	5,451	541	5,133	412
Asset-backed:
Agency RMBS	248	7	204	8
Prime RMBS	78	(2)	83	(11)
Sub-prime RMBS	14	(1)	14	(2)
Alt-A RMBS	59	(2)	59	(3)
Total RMBS	399	2	360	(8)
Agency CMBS	—	—	—	—
Other CMBS	189	11	185	7
Total CMBS	189	11	185	7
Other ABS	38	3	42	3
Total asset-backed	626	16	587	2
U.S. Treasury and obligations of government-sponsored enterprises	23	8	24	9
Foreign government	5	1	5	1
Redeemable preferred stock	52	7	51	6
Total fixed maturity securities	13,854	1,733	13,494	1,602
Equities	187	2	199	(2)
Limited partnership investments	—	—	—	—
Other invested assets	—	—	—	—
Mortgage loans	20	—	20	—
Short term investments	188	—	132	—
Total investments	$14,249	$1,735	$13,845	$1,600

Net receivable/(payable)	$(39)	$—	$(5)	$—

CNA FINANCIAL CORPORATION
Financial Supplement
Investments - Fixed Maturity Securities by Credit Rating
March 31, 2012

	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$290	$15	$1,205	$99	$7,192	$775	$10,593	$939	$2,008	$124	$21,288	$1,952
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,063	80	3,711	248	1,156	57	197	6	—	—	6,127	391
Taxable	—	—	613	76	2,669	364	774	118	—	—	—	—	4,056	558
Total states, municipalities and political subdivisions	—	—	1,676	156	6,380	612	1,930	175	197	6	—	—	10,183	949
Asset-backed:
Agency RMBS	4,341	119	—	—	—	—	—	—	—	—	—	—	4,341	119
Prime RMBS	—	—	51	—	84	(2)	39	—	101	(10)	569	(29)	844	(41)
Sub-prime RMBS	—	—	48	(3)	62	(8)	33	—	19	(3)	104	(20)	266	(34)
Alt-A RMBS	—	—	137	—	32	—	138	—	67	(1)	169	(7)	543	(8)
Total RMBS	4,341	119	236	(3)	178	(10)	210	—	187	(14)	842	(56)	5,994	36
Agency CMBS	81	2	—	—	—	—	—	—	—	—	—	—	81	2
Other CMBS	—	—	403	21	163	8	259	11	170	5	253	(15)	1,248	30
Total CMBS	81	2	403	21	163	8	259	11	170	5	253	(15)	1,329	32
Other ABS	—	—	504	13	318	3	181	1	35	—	1	—	1,039	17
Total asset-backed	4,422	121	1,143	31	659	1	650	12	392	(9)	1,096	(71)	8,362	85
U.S. Treasury and obligations of government-sponsored enterprises	236	12	—	—	—	—	—	—	—	—	—	—	236	12
Foreign government	—	—	394	12	156	5	105	4	—	—	—	—	655	21
Redeemable preferred stock	—	—	—	—	—	—	—	—	110	8	3	—	113	8
Total fixed maturity securities	$4,658	$133	$3,503	$214	$8,400	$717	$9,877	$966	$11,292	$944	$3,107	$53	$40,837	$3,027

Percentage of total fixed maturity securities	11%		8%		21%		24%		28%		8%		100%
(1) The ratings presented are based on a ratings methodology that takes into account ratings from two major providers, Standard & Poor's and Moody's Investors Services, Inc., in that order of preference. If a security is not rated by these providers, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

CNA FINANCIAL CORPORATION
Financial Supplement
Investments - European Exposure
Fair Value by Country of Risk*
March 31, 2012

	Corporate		Sovereign	Total
(In millions)	Financial Sector	Other Sectors
European exposure:
United Kingdom	$705	$735	$99	$1,539
France	230	212	39	481
Netherlands	234	149	33	416
Germany	107	283	—	390
Sweden	155	36	—	191
Spain	32	154	1	187
Belgium	6	171	—	177
Italy	13	135	7	155
Switzerland	80	38	2	120
Luxembourg	—	94	—	94
Norway	2	36	—	38
Russian Federation	—	35	—	35
Greece	—	32	—	32
Finland	—	24	5	29
Austria	4	4	7	15
Ireland	5	—	—	5
Czech Republic	—	4	—	4
Total fair value	$1,573	$2,142	$193	$3,908
Total amortized cost	$1,540	$1,932	$191	$3,663
* Country of risk is derived from the issuing entity's management location, country of primary listing, revenue and reporting currency.

CNA FINANCIAL CORPORATION
Financial Supplement
Investments - European Exposure
Credit Rating by Country of Risk*
March 31, 2012

(In millions)	AAA	AA	A	BBB	Non-investment grade	Total
United Kingdom	$135	$53	$821	$489	$41	$1,539
France	62	25	180	196	18	481
Netherlands	69	73	147	82	45	416
Germany	78	3	235	61	13	390
Sweden	—	113	46	32	—	191
Spain	—	—	66	109	12	187
Belgium	—	—	84	93	—	177
Italy	—	9	6	137	3	155
Switzerland	2	31	56	24	7	120
Luxembourg	—	—	5	75	14	94
Norway	2	2	—	29	5	38
Russian Federation	—	—	—	28	7	35
Greece	—	—	32	—	—	32
Finland	5	—	—	24	—	29
Austria	—	11	4	—	—	15
Ireland	—	—	—	5	—	5
Czech Republic	—	—	4	—	—	4
Total fair value	$353	$320	$1,686	$1,384	$165	$3,908
Total amortized cost	$347	$297	$1,560	$1,305	$154	$3,663
* Country of risk is derived from the issuing entity's management location, country of primary listing, revenue and reporting currency.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

	CNA Specialty			CNA Commercial			P&C Operations
THREE MONTHS ENDED MARCH 31 (In millions)	2012	2011	Fav / (Unfav) % Change	2012	2011	Fav / (Unfav) % Change	2012	2011	Fav / (Unfav) % Change
Gross written premiums	$1,273	$1,130	13%	$887	$893	(1)%	$2,160	$2,023	7%
Net written premiums (1)	765	739	4	843	828	2	1,608	1,567	3
Operating revenues:
Net earned premiums	706	669	6	803	802	—	1,509	1,471	3
Net investment income	175	160	9	265	261	2	440	421	5
Other revenues	56	54	4	9	14	(36)	65	68	(4)
Total operating revenues	937	883	6	1,077	1,077	—	2,014	1,960	3
Claims, Benefits and Expenses:
Net incurred claims and benefits	468	430	(9)	567	603	6	1,035	1,033	—
Policyholders' dividends	(2)	—	N/M	3	—	N/M	1	—	N/M
Amortization of deferred acquisition costs	148	143	(3)	139	148	6	287	291	1
Other insurance related expenses	72	64	(13)	144	115	(25)	216	179	(21)
Other expenses	50	40	(25)	7	16	56	57	56	(2)
Total claims, benefits and expenses	736	677	(9)	860	882	2	1,596	1,559	(2)
Operating income (loss) from continuing operations before income tax	201	206	(2)	217	195	11	418	401	4
Income tax (expense) benefit on operating income (loss)	(69)	(70)	1	(78)	(65)	(20)	(147)	(135)	(9)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	(8)	N/M	—	—	N/M	—	(8)	N/M
Net operating income (loss) from continuing operations attributable to CNA	132	128	3	139	130	7	271	258	5
Net realized investment gains (losses), net of participating policyholders' interests	8	8	—	11	17	(35)	19	25	(24)
Income tax (expense) benefit on net realized investment gains (losses)	(2)	(3)	33	(4)	(6)	33	(6)	(9)	33
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	—	(1)	N/M	—	(1)	N/M
Net realized investment gains (losses) attributable to CNA	6	5	20	7	10	(30)	13	15	(13)
Net income (loss) from continuing operations attributable to CNA	$138	$133	4%	$146	$140	4%	$284	$273	4%

FINANCIAL RATIOS
Loss & LAE	66.3%	64.2%		70.7%	75.3%		68.6%	70.3%
Acquisition expense	19.6	19.4		18.3	15.9		18.9	17.5
Underwriting expense	11.7	11.4		16.8	17.0		14.4	14.4
Expense	31.3	30.8		35.1	32.9		33.3	31.9
Dividend	(0.3)	0.1		0.4	(0.2)		0.1	(0.1)
Combined ratio	97.3%	95.1%		106.2%	108.0%		102.0%	102.1%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$2	$2		$26	$53		$28	$55
Impact on loss & LAE ratio	0.2%	0.3%		3.3%	6.6%		1.9%	3.7%

Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(6)	$(15)		$(14)	$(7)		$(20)	$(22)
Prior year premium development	(9)	(7)		(17)	(8)		(26)	(15)
Other (2)	—	—		6	3		6	3
Total development & other	$(15)	$(22)		$(25)	$(12)		$(40)	$(34)
Impact of development & other on loss & LAE ratio	(1.7)%	(3.0)%		(2.5)%	(1.2)%		(2.1)%	(2.0)%
(1) Net written premiums for CNA Commercial and P&C Operations increased 6% and 5% excluding the impact of First Insurance Company of Hawaii (FICOH). The Company sold its 50% ownership interest in FICOH in the fourth quarter of 2011.
(2) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core				Total Operations
THREE MONTHS ENDED MARCH 31 (In millions)	2012	2011	2012	2011	Fav / (Unfav) % Change	2012	2011	Fav / (Unfav) % Change		2012	2011	Fav / (Unfav) % Change
Operating revenue:
Net earned premiums	$1,509	$1,471	$141	$144	(2)%	$(1)	$—	N/M	%	$1,649	$1,615	2%
Net investment income	440	421	198	188	5	10	11	(9)		648	620	5
Other revenues	65	68	(2)	(2)	—	5	1	N/M		68	67	1
Total operating revenues	2,014	1,960	337	330	2	14	12	17		2,365	2,302	3
Claims, Benefits and Expenses:
Net incurred claims and benefits	1,035	1,033	336	323	(4)	7	7	—		1,378	1,363	(1)
Policyholders' dividends	1	—	2	1	(100)	—	—	N/M		3	1	N/M
Amortization of deferred acquisition costs	287	291	8	6	(33)	—	—	N/M		295	297	1
Other insurance related expenses	216	179	35	38	8	(1)	—	N/M		250	217	(15)
Other expenses	57	56	6	6	—	48	44	(9)		111	106	(5)
Total claims, benefits and expenses	1,596	1,559	387	374	(3)	54	51	(6)		2,037	1,984	(3)
Operating income (loss) from continuing operations before income tax	418	401	(50)	(44)	(14)	(40)	(39)	(3)		328	318	3
Income tax (expense) benefit on operating income (loss)	(147)	(135)	31	26	19	14	12	17		(102)	(97)	(5)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	(8)	—	—	N/M	—	—	N/M		—	(8)	N/M
Net operating income (loss) from continuing operations attributable to CNA	271	258	(19)	(18)	(6)	(26)	(27)	4		226	213	6
Net realized investment gains (losses), net of participating policyholders' interests	19	25	13	(4)	N/M	4	(8)	150		36	13	177
Income tax (expense) benefit on net realized investment gains (losses)	(6)	(9)	(5)	1	N/M	(1)	4	(125)		(12)	(4)	N/M
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	(1)	—	—	N/M	—	—	N/M		—	(1)	N/M
Net realized investment gains (losses) attributable to CNA	13	15	8	(3)	N/M	3	(4)	175		24	8	N/M
Net income (loss) from continuing operations attributable to CNA	$284	$273	$(11)	$(21)	48%	$(23)	$(31)	26%		$250	$221	13%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Pretax Net Investment Income
(In millions)

	CNA Specialty
	1Q11	2Q11	3Q11	4Q11	2011	1Q12
Income (loss) from limited partnerships	$38	$4	$(32)	$5	$15	$46
Income (loss) from trading portfolio	1	1	—	1	3	3
Other investment income	121	121	117	123	482	126
Net investment income	$160	$126	$85	$129	$500	$175

	CNA Commercial
	1Q11	2Q11	3Q11	4Q11	2011	1Q12
Income (loss) from limited partnerships	$73	$6	$(59)	$11	$31	$81
Income (loss) from trading portfolio	2	2	(1)	2	5	4
Other investment income	186	185	175	181	727	180
Net investment income	$261	$193	$115	$194	$763	$265

	P&C Operations
	1Q11	2Q11	3Q11	4Q11	2011	1Q12
Income (loss) from limited partnerships	$111	$10	$(91)	$16	$46	$127
Income (loss) from trading portfolio	3	3	(1)	3	8	7
Other investment income	307	306	292	304	1,209	306
Net investment income	$421	$319	$200	$323	$1,263	$440

	Life & Group Non-Core
	1Q11	2Q11	3Q11	4Q11	2011	1Q12
Income (loss) from limited partnerships	$—	$—	$—	$—	$—	$—
Income (loss) from trading portfolio	—	—	—	—	—	—
Other investment income	188	189	190	192	759	198
Net investment income	$188	$189	$190	$192	$759	$198

	Corporate & Other Non-Core
	1Q11	2Q11	3Q11	4Q11	2011	1Q12
Income (loss) from limited partnerships	$3	$1	$(2)	$—	$2	$3
Income (loss) from trading portfolio	—	—	—	1	1	—
Other investment income	8	8	6	7	29	7
Net investment income	$11	$9	$4	$8	$32	$10

	Total Operations
	1Q11	2Q11	3Q11	4Q11	2011	1Q12
Income (loss) from limited partnerships	$114	$11	$(93)	$16	$48	$130
Income (loss) from trading portfolio	3	3	(1)	4	9	7
Other investment income	503	503	488	503	1,997	511
Net investment income	$620	$517	$394	$523	$2,054	$648

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data - Preliminary

THREE MONTHS ENDED MARCH 31
Income Statements	(Preliminary) 2012		Fav / (Unfav) % Change
(In millions)		2011
Combined Continental Casualty Companies
Gross written premiums	$2,110	$1,952	8%
Net written premiums	1,563	1,510	4

Net earned premiums	1,306	1,246	5
Claim and claim adjustment expenses	1,146	1,109	(3)
Acquisition expenses	270	256	(5)
Underwriting expenses	211	194	(9)
Policyholders' dividends	—	3	N/M
Underwriting income (loss)	(321)	(316)	(2)
Net investment income	428	425	1
Other income (loss)	6	22	(73)
Income tax (expense) benefit	(14)	(9)	(56)
Net realized gains (losses)	31	27	15
Net income (loss)	$130	$149	(13)%

Financial Ratios
Loss and LAE	87.7%	89.0%
Acquisition expense	17.3	16.9
Underwriting expense	13.5	12.9
Expense	30.8	29.8
Dividend	—	0.2
Combined ratio	118.5%	119.0%

SUPPLEMENTAL STATUTORY DATA	(Preliminary) March 31, 2012	December 31, 2011
(In millions)
Combined Continental Casualty Companies
Statutory surplus (1)	$9,956	$9,888
Life Company
Statutory surplus	$529	$519

(1) Represents the combined statutory surplus of Continental Casualty Company and its subsidiaries, including the Life Company, as determined in accordance with statutory accounting practices.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations Loss & LAE Ratio Analysis

	CNA Specialty
	2012 YTD Evaluated at 3/31/12	2011 FY Evaluated at 12/31/11	2011 FY Evaluated at 3/31/12
Gross Accident Year	61.5%	62.8%	62.7%
Impact of Reinsurance	6.5	4.9	4.8
Net Accident Year	68.0	67.7	67.5%
Impact of Development and Other (1)	(1.7)	(8.4)
Net Calendar Year	66.3%	59.3%

	CNA Commercial
	2012 YTD Evaluated at 3/31/12	2011 FY Evaluated at 12/31/11	2011 FY Evaluated at 3/31/12
Gross Accident Year	70.7%	72.9%	73.8%
Impact of Reinsurance	2.5	3.7	3.6
Net Accident Year	73.2	76.6	77.4%
Impact of Development and Other (1)	(2.5)	(5.7)
Net Calendar Year	70.7%	70.9%

	P&C Operations
	2012 YTD Evaluated at 3/31/12	2011 FY Evaluated at 12/31/11	2011 FY Evaluated at 3/31/12
Gross Accident Year	65.3%	67.3%	67.3%
Impact of Reinsurance	5.4	5.2	5.2
Net Accident Year	70.7	72.5	72.5%
Impact of Development and Other (1)	(2.1)	(7.0)
Net Calendar Year	68.6%	65.5%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Net Carried Life & Group Non-Core Policyholder Reserves

March 31, 2012
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business
Long term care	$1,523	$6,497	$—	$—
Payout annuities	656	1,992	—	—
Institutional markets	2	14	109	402
Other	52	5	—	—
Total	$2,233	$8,508	$109	$402
The reserve amounts above are net of $1,354 million of ceded reserves and exclude $106 million of claim and claim adjustment expenses and $668 million of future policy benefits relating to Shadow Adjustments. To the extent that unrealized gains on fixed income securities supporting long term care products and payout annuity contracts would result in a premium deficiency if those gains were realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (Shadow Adjustments).

December 31, 2011
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business
Long term care	$1,470	$6,374	$—	$—
Payout annuities	660	1,997	—	—
Institutional markets	1	15	129	417
Other	53	5	—	—
Total	$2,184	$8,391	$129	$417
The reserve amounts above are net of $1,375 million of ceded reserves and exclude $95 million of claim and claim adjustment expenses and $627 million of future policy benefits relating to Shadow Adjustments.